                                                                  EXHIBIT 12.1

                           MIDAMERICAN FUNDING, LLC
              COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                                (In Thousands)
                                 (Unaudited)

                                                 MIDAMERICAN
                                                   FUNDING              MHC INC. (PREDECESSOR)
                                         --------------------------  ---------------------------
                                              MARCH 12, 1999 -             JANUARY 1, 1999 -
                                             SEPTEMBER 30, 1999             MARCH 11, 1999
                                         --------------------------  ---------------------------
                                                   SUPPLEMENTAL (a)             SUPPLEMENTAL (a)
                                                  -----------------            -----------------
                                                   ADJUST-    AS               ADJUST-     AS
                                                    MENT   ADJUSTED              MENT   ADJUSTED
                                                  -------  --------            ------- ---------
Income from continuing operations ...... $108,628  $   --  $108,628    $16,789   $ --   $16,789
Pre-tax (gain) loss of less than 50%
 owned persons..........................      (22)     --       (22)      (343)    --      (343)
                                         -------- -------  --------   -------- ------- --------
                                          108,606      --   108,606     16,446     --    16,446
                                         -------- -------  --------   -------- ------- --------
Add (Deduct):
Total income taxes......................   77,348      --    77,348     21,377     --    21,377
Interest on long-term debt .............   65,174   1,031    66,205     14,814    702    15,516
Other interest charges..................    5,486      --     5,486      3,145     --     3,145
Preferred stock dividends of
 subsidiary.............................    2,337      --     2,337        836     --       836
Preferred stock dividends of subsidiary
 trust..................................    3,990      --     3,990      1,995     --     1,995
Interest on leases......................       98      --        98         38     --        38
                                         -------- -------  --------   -------- ------- --------
                                          154,433   1,031   155,464     42,205    702    42,907
                                         -------- -------  --------   -------- ------- --------
 EARNINGS AVAILABLE FOR FIXED CHARGES ..  263,039   1,031   264,070     58,651    702    59,353
                                         -------- -------  --------   -------- ------- --------
Fixed Charges:
Interest on long-term debt..............   65,174   1,031    66,205     14,814    702    15,516
Other interest charges..................    5,486      --     5,486      3,145     --     3,145
Preferred stock dividends of subsidiary
 trust..................................    3,990      --     3,990      1,995     --     1,995
Interest on leases......................       98      --        98         38     --        38
                                         -------- -------  --------   -------- ------- --------
 Subtotal...............................   74,748   1,031    75,779     19,992    702    20,694
                                         -------- -------  --------   -------- ------- --------
Preferred stock dividends of
 subsidiary.............................    2,337      --     2,337        836     --       836
Ratio of net income before income taxes
 to net income..........................   1.6970      --    1.6970     2.2129     --    2.2129
                                         -------- -------  --------   -------- ------- --------
Preferred stock dividend requirements
 before income taxes....................    3,966      --     3,966      1,850     --     1,850
                                         -------- -------  --------   -------- ------- --------
 FIXED CHARGES.......................... $ 78,714  $1,031  $ 79,745    $21,842   $702   $22,544
                                         -------- -------  --------   --------  ------- --------
RATIO OF EARNINGS TO FIXED CHARGES .....      3.3      --       3.3        2.7     --       2.6
                                         ======== =======  ========   ========  ======= ========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                           MHC INC. (PREDECESSOR)
                                         ------------------------------------------------------
                                             TWELVE MONTHS ENDED        TWELVE MONTHS ENDED
                                              DECEMBER 31, 1998          DECEMBER 31, 1997
                                         --------------------------  --------------------------
                                                   SUPPLEMENTAL (a)            SUPPLEMENTAL (a)
                                                  -----------------           -----------------
                                                   ADJUST-    AS              ADJUST-     AS
                                                    MENT   ADJUSTED             MENT   ADJUSTED
                                                  -------  --------           -------  --------
Income from continuing operations ...... $127,154  $   --  $127,154  $139,332  $   --  $139,332
Pre-tax (gain) loss of less than 50%
 owned persons..........................     (720)     --      (720)    2,234      --     2,234
                                         -------- -------  -------- --------- ------- ---------
                                          126,434      --   126,434   141,566      --   141,566
                                         -------- -------  -------- --------- ------- ---------
Add (Deduct):
Total income taxes......................   76,926      --    76,926    68,390      --    68,390
Interest on long-term debt..............   80,908   2,931    83,839    89,898   3,760    93,658
Other interest charges..................   12,682      --    12,682    10,034      --    10,034
Preferred stock dividends of
 subsidiary.............................    4,952      --     4,952     6,488      --     6,488
Preferred stock dividends of subsidiary
 trust..................................    7,980      --     7,980     7,980      --     7,980
Interest on leases......................      212      --       212       268      --       268
                                         -------- -------  -------- --------- ------- ---------
                                          183,660   2,931   186,591   183,058   3,760   186,818
                                         -------- -------  -------- --------- ------- ---------
 EARNINGS AVAILABLE FOR FIXED CHARGES ..  310,094   2,931   313,025   324,624   3,760   328,384
                                         -------- -------  -------- --------- ------- ---------
Fixed Charges:
Interest on long-term debt..............   80,908   2,931    83,839    89,898   3,760    93,658
Other interest charges..................   12,682      --    12,682    10,034      --    10,034
Preferred stock dividends of subsidiary
 trust..................................    7,980      --     7,980     7,980      --     7,980
Interest on leases......................      212      --       212       268      --       268
                                         -------- -------  -------- --------- ------- ---------
 Subtotal...............................  101,782   2,931   104,713   108,180   3,760   111,940
                                         -------- -------  -------- --------- ------- ---------
Preferred stock dividends of
 subsidiary.............................    4,952      --     4,952     6,488      --     6,488
Ratio of net income before income taxes
 to net income..........................   1.5823      --    1.5823    1.4690      --    1.4690
                                         -------- -------  -------- --------- ------- ---------
Preferred stock dividend requirements
 before income taxes....................    7,836      --     7,836     9,531      --     9,531
                                         -------- -------  -------- --------- ------- ---------
 FIXED CHARGES.......................... $109,618  $2,931  $112,549  $117,711  $3,760  $121,471
                                         -------- -------  -------- --------- ------- ---------
RATIO OF EARNINGS TO FIXED CHARGES .....      2.8      --       2.8       2.8      --       2.7
                                         ======== =======  ======== ========= ======= =========

Note: (a) Amounts in the supplemental columns are to reflect MidAmerican Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                  EXHIBIT 12.1

                           MIDAMERICAN FUNDING, LLC
              COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                                (In Thousands)
                                 (Unaudited)

                                                                MHC INC. (PREDECESSOR)
                                                ------------------------------------------------------
                                                    TWELVE MONTHS ENDED        TWELVE MONTHS ENDED
                                                     DECEMBER 31, 1996          DECEMBER 31, 1995
                                                -------------------------- ---------------------------
                                                          SUPPLEMENTAL (a)            SUPPLEMENTAL (a)
                                                         -----------------           -----------------
                                                          ADJUST-    AS              ADJUST-     AS
                                                           MENT   ADJUSTED             MENT   ADJUSTED
                                                         -------  --------           ------- --------
Income from continuing operations.............. $143,761  $   --  $143,761  $119,705  $   --  $119,705
Pre-tax (gain) loss of less than 50% owned
 persons.......................................     (698)     --      (698)    9,079      --     9,079
                                                -------- -------  -------- --------- ------- ---------
                                                 143,063      --   143,063   128,784      --   128,784
                                                -------- -------  -------- --------- ------- ---------
Add (Deduct):
Total income taxes.............................   98,422      --    98,422    66,803      --    66,803
Interest on long-term debt.....................  102,909   3,615   106,524   105,550   4,595   110,145
Other interest charges.........................   10,941      --    10,941     9,449      --     9,449
Preferred stock dividends of subsidiary .......   10,401      --    10,401     8,059      --     8,059
Preferred stock dividends of subsidiary trust .      288      --       288        --      --        --
Interest on leases.............................      375      --       375     1,088      --     1,088
                                                -------- -------  -------- --------- ------- ---------
                                                 223,336   3,615   226,951   190,949   4,595   195,544
                                                -------- -------  -------- --------- ------- ---------
 EARNINGS AVAILABLE FOR FIXED CHARGES .........  366,399   3,615   370,014   319,733   4,595   324,328
                                                -------- -------  -------- --------- ------- ---------
Fixed Charges:
Interest on long-term debt.....................  102,909   3,615   106,524   105,550   4,595   110,145
Other interest charges.........................   10,941      --    10,941     9,449      --     9,449
Preferred stock dividends of subsidiary trust .      288      --       288        --      --        --
Interest on leases.............................      375      --       375     1,088      --     1,088
                                                -------- -------  -------- --------- ------- ---------
 Subtotal......................................  114,513   3,615   118,128   116,087   4,595   120,682
                                                -------- -------  -------- --------- ------- ---------
Preferred stock dividends of subsidiary .......   10,401      --    10,401     8,059      --     8,059
Ratio of net income before income taxes to net
 income........................................   1.6384      --    1.6384    1.5229      --    1.5229
                                                -------- -------  -------- --------- ------- ---------
Preferred stock dividend requirements before
 income taxes..................................   17,041      --    17,041    12,273      --    12,273
                                                -------- -------  -------- --------- ------- ---------
 FIXED CHARGES................................. $131,554  $3,615  $135,169  $128,360  $4,595  $132,955
                                                -------- -------  -------- --------- ------- ---------
RATIO OF EARNINGS TO FIXED CHARGES.............      2.8      --       2.7       2.5      --       2.4
                                                ======== =======  ======== ========= ======= =========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                    MHC INC. (PREDECESSOR)
                                                ------------------------------
                                                     TWELVE MONTHS ENDED
                                                      DECEMBER 31, 1994
                                                ------------------------------
                                                           SUPPLEMENTAL (a)
                                                         --------------------
                                                          ADJUST-
                                                           MENT   AS ADJUSTED
                                                         -------  -----------
Income from continuing operations.............. $123,098  $   --    $123,098
Pre-tax (gain) loss of less than 50% owned
 persons.......................................     (270)     --        (270)
                                                -------- -------  -----------
                                                 122,828      --     122,828
                                                -------- -------  -----------
Add (Deduct):
Total income taxes.............................   60,457      --      60,457
Interest on long-term debt.....................  101,267   5,428     106,695
Other interest charges.........................    6,446      --       6,446
Preferred stock dividends of subsidiary .......   10,551      --      10,551
Preferred stock dividends of subsidiary trust .       --      --          --
Interest on leases.............................    1,211      --       1,211
                                                -------- -------  -----------
                                                 179,932   5,428     185,360
                                                -------- -------  -----------
 EARNINGS AVAILABLE FOR FIXED CHARGES .........  302,760   5,428     308,188
                                                -------- -------  -----------
Fixed Charges:
Interest on long-term debt.....................  101,267   5,428     106,695
Other interest charges.........................    6,446      --       6,446
Preferred stock dividends of subsidiary trust .       --      --          --
Interest on leases.............................    1,211      --       1,211
                                                -------- -------  -----------
 Subtotal......................................  108,924   5,428     114,352
                                                -------- -------  -----------
Preferred stock dividends of subsidiary .......   10,551      --      10,551
Ratio of net income before income taxes to net
 income........................................   1.4524      --      1.4524
                                                -------- -------  -----------
Preferred stock dividend requirements before
 income taxes..................................   15,324      --      15,324
                                                -------- -------  -----------
 FIXED CHARGES................................. $124,248  $5,428    $129,676
                                                -------- -------  -----------
RATIO OF EARNINGS TO FIXED CHARGES.............      2.4      --         2.4
                                                ======== =======  ===========

Note: (a) Amounts in the supplemental columns are to reflect MidAmerican Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                2